UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 6, 2014

TRIPADVISOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35362	80-0743202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Needham Street

Newton, MA 02464

(Address of principal executive offices) (Zip code)

(617) 670-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

(a) On February 6, 2014, the Audit Committee of the Board of Directors of TripAdvisor, Inc., a Delaware corporation (the “Company”), determined to dismiss Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm effective immediately upon the Company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2013 (the “Annual Report”). The Annual Report was filed with the Securities and Exchange Commission on February 11, 2014.

The reports of E&Y on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2013 and 2012, and through February 11, 2014, there were no: (a) disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided E&Y with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from E&Y a letter addressed to the U.S. Securities and Exchange Commission indicating whether or not it agrees with the above disclosures. A copy of E&Y’s letter dated February 11, 2014 is attached as Exhibit 16.1.

(b) Contemporaneous with the determination to dismiss E&Y, the Audit Committee appointed KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014, also to be effective immediately following the filing of the Company’s Annual Report.

During the years ended December 31, 2013 and 2012 and the subsequent interim period through February 11, 2014, the Company did not consult with KPMG with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit:

16.1	Letter of Ernst & Young LLP, dated February 11, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

February 11, 2014	By:	/s/ Julie M. B. Bradley
Julie M. B. Bradley
Chief Financial Officer